Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes [Abstract]
Income Taxes

Note 8 — Income Taxes

We have identified our federal and Massachusetts state tax returns as “major” tax jurisdictions. The periods our income tax returns are first subject to examination for federal and Massachusetts jurisdictions are 2010 and 2005, respectively. We believe our income tax filing positions and deductions will be sustained on audit, and we do not anticipate any adjustments that would result in a material change to our financial position. Therefore, no liabilities for uncertain income tax positions have been recorded.

At December 31, 2014, we had available net operating loss carry-forwards for federal and state income tax reporting purposes of $310.0 million and $0.0 million, respectively, and had available tax credit carry-forwards for federal and state income tax reporting purposes of $10.6 and $0.1 million, which are available to offset future taxable income. Portions of these carry-forwards will expire through 2032 if not otherwise utilized. We have not performed a formal analysis, but our ability to use such net operating losses and tax credit carry-forwards is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, and such limitation could be significant.

Our net deferred tax assets, liabilities and valuation allowance as of December 31, 2013 and 2014 are as follows:

	Year Ended December 31,
(In thousands)	2013	2014
Deferred tax assets:
Net operating loss carry-forwards	$108,110	$108,348
Tax credit carry-forwards	10,783	10,696
Depreciation and amortization	3,605	3,709
Other	78	185
Total deferred tax assets	122,576	122,938
Valuation allowance	(122,576)	(122,938)
Net deferred tax assets	-	-
Deferred tax liabilities:
Intangible assets	(2,345)	(2,345)
Net deferred tax liabilities	$(2,345)	$(2,345)

We record a valuation allowance in the full amount of deferred tax assets not otherwise offset by deferred tax liabilities that we expect to reverse since realization of such tax benefits has been determined by our management to be less likely than not. The valuation allowance decreased$0.06 million and increased $0.36 million during 2013 and 2014, respectively.

Income Tax Expense.  In 2013 there was a deferred income tax benefit of $0.04 million, due to changes in effective state tax rates and in 2014 there was no income tax benefit or recorded expense.